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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                                  July 9, 1998




                                 NOVACARE, INC.
             (Exact name of registrant as specified in its charter)



    Delaware                 1-10875                     13-3247827
(State or other            (Commission               (I.R.S. Employer
jurisdiction of            File Number)              Identification No.)
incorporation)


1016 West Ninth Avenue
King of Prussia, Pennsylvania                                   19406
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (610) 992-7200

                                (Not Applicable)
          (Former Name or Former Address, if Changed Since Last Report)


                                   Page 1 of 5
                           Index to Exhibits at Page 4
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Item 5.   Other Events.

                  On July 9, 1998, the Registrant announced that it has engaged Salomon Smith Barney Inc. and Wasserstein Perella & Co., Inc. to explore strategic alternatives, including a spin-off of one or more of its businesses, as described in the press release dated July 9, 1998 (see Exhibit 99 hereto), which press release is incorporated herein by reference.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NOVACARE, INC.



                                            By:  /s/ Timothy E. Foster
                                                -------------------------------
                                            Name:    Timothy E. Foster
                                            Title:   Chief Executive Officer


Dated:  July 10, 1998


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                                Index to Exhibits

     Exhibit                                                               Sequential
     Number               Description                                     Page Location
     ------               -----------                                     -------------
       99           Press release dated July 9, 1998                            5

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